                                                                   Exhibit 24(a)


                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, John H. Mancuso and Daniel R. Stolzer, and each of them, as his or her true and lawful attorney for the undersigned, to do any and all acts and things in connection with a registration statement relating to outstanding KeyCorp debt securities (the "Registration Statement") to be filed with the Securities and Exchange Commission, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as director and/or officer of KeyCorp, any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable KeyCorp to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof; and hereby ratifies, approves and confirms all that the said attorneys, or any of them, has done, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 2001.

                                                /s/ K. Brent Somers
                                                --------------------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, John H. Mancuso and Daniel R. Stolzer, and each of them, as his or her true and lawful attorney for the undersigned, to do any and all acts and things in connection with a registration statement relating to outstanding KeyCorp debt securities (the "Registration Statement") to be filed with the Securities and Exchange Commission, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as director and/or officer of KeyCorp, any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable KeyCorp to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof; and hereby ratifies, approves and confirms all that the said attorneys, or any of them, has done, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 2001.

                                                /s/ Lee G. Irving
                                                --------------------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, John H. Mancuso and Daniel R. Stolzer, and each of them, as his or her true and lawful attorney for the undersigned, to do any and all acts and things in connection with a registration statement relating to outstanding KeyCorp debt securities (the "Registration Statement") to be filed with the Securities and Exchange Commission, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as director and/or officer of KeyCorp, any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable KeyCorp to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof; and hereby ratifies, approves and confirms all that the said attorneys, or any of them, has done, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 2001.

                                                /s/ William G. Bares
                                                --------------------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, John H. Mancuso and Daniel R. Stolzer, and each of them, as his or her true and lawful attorney for the undersigned, to do any and all acts and things in connection with a registration statement relating to outstanding KeyCorp debt securities (the "Registration Statement") to be filed with the Securities and Exchange Commission, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as director and/or officer of KeyCorp, any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable KeyCorp to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof; and hereby ratifies, approves and confirms all that the said attorneys, or any of them, has done, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 15, 2001.

                                                /s/ Albert C. Bersticker
                                                --------------------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, John H. Mancuso and Daniel R. Stolzer, and each of them, as his or her true and lawful attorney for the undersigned, to do any and all acts and things in connection with a registration statement relating to outstanding KeyCorp debt securities (the "Registration Statement") to be filed with the Securities and Exchange Commission, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as director and/or officer of KeyCorp, any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable KeyCorp to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof; and hereby ratifies, approves and confirms all that the said attorneys, or any of them, has done, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 2001.

                                                /s/ Edward P. Campbell
                                                --------------------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, John H. Mancuso and Daniel R. Stolzer, and each of them, as his or her true and lawful attorney for the undersigned, to do any and all acts and things in connection with a registration statement relating to outstanding KeyCorp debt securities (the "Registration Statement") to be filed with the Securities and Exchange Commission, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as director and/or officer of KeyCorp, any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable KeyCorp to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof; and hereby ratifies, approves and confirms all that the said attorneys, or any of them, has done, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 2001.

                                                /s/ Thomas A. Commes
                                                --------------------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, John H. Mancuso and Daniel R. Stolzer, and each of them, as his or her true and lawful attorney for the undersigned, to do any and all acts and things in connection with a registration statement relating to outstanding KeyCorp debt securities (the "Registration Statement") to be filed with the Securities and Exchange Commission, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as director and/or officer of KeyCorp, any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable KeyCorp to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof; and hereby ratifies, approves and confirms all that the said attorneys, or any of them, has done, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 2001.

                                                /s/ Kenneth M. Curtis
                                                --------------------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, John H. Mancuso and Daniel R. Stolzer, and each of them, as his or her true and lawful attorney for the undersigned, to do any and all acts and things in connection with a registration statement relating to outstanding KeyCorp debt securities (the "Registration Statement") to be filed with the Securities and Exchange Commission, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as director and/or officer of KeyCorp, any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable KeyCorp to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof; and hereby ratifies, approves and confirms all that the said attorneys, or any of them, has done, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 15, 2001.

                                                /s/ Alexander M. Cutler
                                                --------------------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, John H. Mancuso and Daniel R. Stolzer, and each of them, as his or her true and lawful attorney for the undersigned, to do any and all acts and things in connection with a registration statement relating to outstanding KeyCorp debt securities (the "Registration Statement") to be filed with the Securities and Exchange Commission, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as director and/or officer of KeyCorp, any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable KeyCorp to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof; and hereby ratifies, approves and confirms all that the said attorneys, or any of them, has done, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 2001.

                                                /s/ Robert W. Gillespie
                                                --------------------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, John H. Mancuso and Daniel R. Stolzer, and each of them, as his or her true and lawful attorney for the undersigned, to do any and all acts and things in connection with a registration statement relating to outstanding KeyCorp debt securities (the "Registration Statement") to be filed with the Securities and Exchange Commission, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as director and/or officer of KeyCorp, any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable KeyCorp to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof; and hereby ratifies, approves and confirms all that the said attorneys, or any of them, has done, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 2001.

                                                /s/ Henry S. Hemingway
                                                --------------------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, John H. Mancuso and Daniel R. Stolzer, and each of them, as his or her true and lawful attorney for the undersigned, to do any and all acts and things in connection with a registration statement relating to outstanding KeyCorp debt securities (the "Registration Statement") to be filed with the Securities and Exchange Commission, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as director and/or officer of KeyCorp, any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable KeyCorp to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof; and hereby ratifies, approves and confirms all that the said attorneys, or any of them, has done, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 2001.

                                                /s/ Charles R. Hogan
                                                --------------------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, John H. Mancuso and Daniel R. Stolzer, and each of them, as his or her true and lawful attorney for the undersigned, to do any and all acts and things in connection with a registration statement relating to outstanding KeyCorp debt securities (the "Registration Statement") to be filed with the Securities and Exchange Commission, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as director and/or officer of KeyCorp, any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable KeyCorp to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof; and hereby ratifies, approves and confirms all that the said attorneys, or any of them, has done, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 2001.

                                                /s/ Douglas J. McGregor
                                                --------------------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, John H. Mancuso and Daniel R. Stolzer, and each of them, as his or her true and lawful attorney for the undersigned, to do any and all acts and things in connection with a registration statement relating to outstanding KeyCorp debt securities (the "Registration Statement") to be filed with the Securities and Exchange Commission, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as director and/or officer of KeyCorp, any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable KeyCorp to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof; and hereby ratifies, approves and confirms all that the said attorneys, or any of them, has done, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 15, 2001.

                                                /s/ Henry L. Meyer III
                                                --------------------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, John H. Mancuso and Daniel R. Stolzer, and each of them, as his or her true and lawful attorney for the undersigned, to do any and all acts and things in connection with a registration statement relating to outstanding KeyCorp debt securities (the "Registration Statement") to be filed with the Securities and Exchange Commission, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as director and/or officer of KeyCorp, any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable KeyCorp to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof; and hereby ratifies, approves and confirms all that the said attorneys, or any of them, has done, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 2001.

                                                /s/ Steven A. Minter
                                                --------------------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, John H. Mancuso and Daniel R. Stolzer, and each of them, as his or her true and lawful attorney for the undersigned, to do any and all acts and things in connection with a registration statement relating to outstanding KeyCorp debt securities (the "Registration Statement") to be filed with the Securities and Exchange Commission, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as director and/or officer of KeyCorp, any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable KeyCorp to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof; and hereby ratifies, approves and confirms all that the said attorneys, or any of them, has done, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 2001.

                                                /s/ Bill R. Sanford
                                                --------------------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, John H. Mancuso and Daniel R. Stolzer, and each of them, as his or her true and lawful attorney for the undersigned, to do any and all acts and things in connection with a registration statement relating to outstanding KeyCorp debt securities (the "Registration Statement") to be filed with the Securities and Exchange Commission, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as director and/or officer of KeyCorp, any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable KeyCorp to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof; and hereby ratifies, approves and confirms all that the said attorneys, or any of them, has done, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 15, 2001.

                                                /s/ Ronald B. Stafford
                                                --------------------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, John H. Mancuso and Daniel R. Stolzer, and each of them, as his or her true and lawful attorney for the undersigned, to do any and all acts and things in connection with a registration statement relating to outstanding KeyCorp debt securities (the "Registration Statement") to be filed with the Securities and Exchange Commission, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as director and/or officer of KeyCorp, any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable KeyCorp to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof; and hereby ratifies, approves and confirms all that the said attorneys, or any of them, has done, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 15, 2001.

                                                /s/ Dennis W. Sullivan
                                                --------------------------------

                                    KEYCORP
                                    -------

                               POWER OF ATTORNEY
                               -----------------


         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, John H. Mancuso and Daniel R. Stolzer, and each of them, as his or her true and lawful attorney for the undersigned, to do any and all acts and things in connection with a registration statement relating to outstanding KeyCorp debt securities (the "Registration Statement") to be filed with the Securities and Exchange Commission, including specifically, but without limiting the generality of the foregoing, the power and authority to execute the Registration Statement in the name of the undersigned in his capacity as director and/or officer of KeyCorp, any and all amendments, including post-effective amendments, to the Registration Statement, any and all documents and instruments filed as part of or in connection with the Registration Statement or amendments thereto, and any and all documents and instruments which the said attorney and agent may deem necessary or advisable to enable KeyCorp to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof; and hereby ratifies, approves and confirms all that the said attorneys, or any of them, has done, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 2001.

                                                /s/ Peter G. Ten Eyck, II
                                                --------------------------------